UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:  December 1, 2015

BANK MUTUAL CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	000-31207	39-2004336
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number	Identification No.)

4949 West Brown Deer Road, Milwaukee, Wisconsin	53223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(414) 354-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On December 1, 2015, Bank Mutual Corporation (the “Company”), the parent company of Bank Mutual (the “Bank”) issued a press release announcing that it plans to close four of the Bank’s retail branch offices and also freeze the benefits of the remaining 10% of its employees that are still earning benefits in its defined benefit pension plan. A copy of the press release is furnished to the Commission by attaching it as Exhibit 99.1 to this Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this Report on Form 8-K:

99.1	Press release of the registrant dated December 1, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2015	BANK MUTUAL CORPORATION
(Registrant)

	By:	/s/ Michael W. Dosland
Michael W. Dosland
Senior Vice President and
Chief Financial Officer

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